Exhibit 99.3

Patina Restaurant Group, LLC

120 West 45th Street

New York, New York 10036

February 26 , 2007

St. James Associates, L.P.

c/o Levi Company

85 Larchmont Avenue

Larchmont, New York 10538

Amended and Restated Sale and License Agreement dated as of the 1st day of January, 2006, by and between St. James Associates, L.P., as Licensor, and The Smith & Wollensky Restaurant Group, Inc., as Licensee, (the “License Agreement”) ______________

Gentlemen:

Patina Restaurant Group, LLC and/or its principals (“Patina”) propose to acquire all of the outstanding equity interests (the “Acquisition”) in The Smith & Wollensky Restaurant Group, Inc. (“SWRG” or “Licensee”). Following the Acqusition, SWRG, as a wholly owned subsidiary of Patina, will continue to be bound by all of the terms, covenants and conditions of the License, and will continue to own and operate the existing eight Smith & Wollensky restaurants owned by SWRG and located outside of the City of New York (the “Licensed Units”). Substantially all of the other assets of SWRG (including the management agreement between St. James Associates, L.P. (“St. James”) and SWRG relating to the operation of the Smith & Wollensky restaurant in New York City) are to be transferred to Mr. Alan Stillman or his designees at the closing of the Acquisition (the “Split-off”). Following the Acquisition and the Split-off, Mr.Stillman will have no equity interest in or any management or consulting responsibilities at SWRG or Patina.

This letter sets forth the understanding between St. James and Patina as to the Acquisition and the Split-off and as to certain amendments to the License Agreement which are to become effective upon the closing of the Acquisition. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the License Agreement.

1. At the Closing of the Acquisition, Patina shall cause SWRG to execute and deliver to St. James, and St. James will execute and deliver to, SWRG, a letter agreement in the form of that attached hereto as Schedule 1, amending and clarifying certain provisions of the License Agreement.

2. The obligations of Patina and St. James under the terms of this letter agreement shall automatically terminate and be of no further force and effect (and upon such termination neither party shall have any further obligation or responsibility to the other hereunder) if the Acquisition has not been consummated by Patina (or an Affiliate of Patina) and SWRG by the earlier to occur of the following: (i) the date on which either SWRG or Patina (or an Affiliate of Patina) either (x) gives St James or the other written notice or (y) publicly announces that either Patina

(or an Affiliate of Patina) or SWRG has abandoned its efforts to conclude the Acquisition, (ii) an Acquisition occurs with an entity other than Patina (or an Affiliate of Patina) or (iii) January1, 2008, unless the Acquisition has closed prior to such date.

3.           Concurrently, Patina has delivered to St. James Associates, L.P. copies of the Patina Restaurant Group, LLC unaudited balance sheet as at December 31, 2006 (the “Balance Sheet”). Patina warrants and represents that the Balance Sheet fairly presents the financial condition of Patina as of the date specified.

[Signature Page Follows]

                              If the above accurately reflects our understanding as to the subject matter thereof, please so indicate by signing the enclosed copy of this letter and retuning the same to the undersigned.

Sincerely yours,

Patina Restaurant Group, LLC

By: /s/ Fortunato N. Valenti
Fortunato N. Valenti

St James Associates, L.P.

By its General Partners:

Chamblair Realty, Inc.	and	Smith & Wollensky Operating Corp.

By: /s/ Thomas J. Malmud	By: /s/ Alan N. Stillman,
Thomas J. Malmud, President	Alan N. Stillman, President

SCHEDULE 1—FORM OF AMENDMENT TO LICENSE AGREEMENT

The Smith & Wollensky Restaurant Group, Inc.

880 Third Avenue

New York, New York 10022

[Insert Closing Date]	, 2007

St. James Associates, L.P.

c/o Levi Company

85 Larchmont Avenue

Larchmont, New York 10538

Amended and Restated Sale and License Agreement dated as of the 1st day of January, 2006, by and between St. James Associates, L.P. as Licensor and The Smith & Wollensky Restaurant Group, Inc. as Licensee (the “License Agreement”) ______________

Gentlemen:

_________________, a Delaware ____________ (the “SWRG Parent”) has, this day, (the “Effective Date”) acquired all of the outstanding equity interests (the “Acquisition”) in The Smith & Wollensky Restaurant Group, Inc. (“SWRG” or “Licensee”). To induce St. James Associates, L.P. to execute and deliver this agreement, SWRG Parent and the Licensee jointly and severally warrant and represent to Licensor (i) that Licensee and SWRG Parent are affiliates of Patina Restaurant Group, LLC (“Patina”), (ii) that Patina and SWRG Parent are beneficially owned and controlled by Shidax Corporation, Joachim Splichal and Fortunato N. Valenti, (iii) that SWRG Parent is qualified to do business in the State of New York and (b) that SWRG Parent owns all of the issued and outstanding shares of SWRG.

This letter agreement is entered into in connection with the closing of the Acquisition and sets forth the understanding between St. James and SWRG as to certain matters relating to the License Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the License Agreement.

1.	Modification of Provisions of Paragraph 4. with respect to new Restaurants.

1.1	Paragraph 4 of the License Agreement is hereby modified as follows:

1.1.1    To add the following language to Paragraph 4.b: “Any relocated Restaurant which is opened in compliance with the provisions of the last grammatical paragraph of Paragraph 4.b of the License Agreement shall not satisfy the obligations of Licensee under Paragraph 4.d of the License Agreement to open new Restaurants and make Additional Sale Price Payments (said obligations of Licensee, collectively, the “Build Out Obligations”).

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1.1.2	To add a new subparagraph 4.d. to provide as follows:

d. New Restaurants.

“Between the Effective Date and the sixth (6th) anniversary of the Effective Date (said period, the “Applicable Period”), Licensee shall (i) open up at least two (2) new Restaurants and make the Additional Sale Price Payment that would be due with respect to each such Restaurant pursuant to the provisions of Paragraph 4.b.(ii) of the License Agreement calculated as of the date of each such payment and (ii) make a non refundable advance payment of Additional Sale Price Payments equal to the product of (x) the number by which four (4) exceeds the number of new Restaurants that are actually opened at that time multiplied by (y) the Additional Sale Price Payment that would be due pursuant to the provisions of Paragraph 4.b.(ii) of the License Agreement calculated as of the date of such payment. Any such non refundable advance payment shall be credited against and serve to reduce any future Additional Sale Price Payments due from Licensee under the provisions of Paragraph 4.b.(ii). ”

2. Modification of Provisions of Paragraph 5.b with respect to Sales at other Steakhouses.

The License Agreement is hereby amended by adding the following sentences to the end of Paragraph 5. b.: “Notwithstanding the preceding, no one percent (1%) or other Percentage Royalty will be payable with respect to Restaurant Sales or Non-Restaurant Sales at any steakhouse owned or operated by Licensee or any of its Affiliates provided that such restaurant (a) is not operated under the Marks, and (b) is located in Japan, China, South Korea, Singapore or Thailand. The one percent (1%) Percentage Royalty shall, however, be payable under the provisions of this Paragraph 5.b. with respect to any Restaurant Sales or Non-Restaurant Sales during the Applicable Period until the fulfillment by Licensee of its Build Out Obligations. In the event that Licensee does not fulfill the Build Out Obligations during the Applicable Period, Licensee shall thereafter be obligated to pay the one percent (1%) Percentage Royalty in accordance with the provisions of the License Agreement and such obligation shall not terminate if Licensee opens up a number of additional new Restaurants after the sixth (6th ) anniversary of the Effective Date so that the total of new Restaurants opened up after the Effective Date equals or exceeds four (4) new Restaurants.

3. Clarifications and Technical Amendments.

3.1 Licensee warrants and represents that attached hereto as Exhibit A is a complete listing of the restaurants owned, operated or managed by Patina as of the Effective Date. Information concerning such restaurants and typical menus for them can be found on Patina’s web site at www.patina group.com. Licensee represents and warrants to Licensor that other than Nick & Steph’s, none of such restaurants is a “steakhouse” within the meaning of Paragraph 5.b. of the License Agreement. SWRG acknowledges that Nick & Stef’s is a “steakhouse” within the meaning of Paragraph 5.b. of the License Agreement and that following the closing of the Acquisition, Licensee will be required to pay a one percent (1%) Percentage Royalty pursuant to the provisions of said Paragraph 5.b with respect to Restaurant Sales and Non-Restaurant Sales at any Nick & Stef’s restaurant which is opened on or after the Effective Date but will not be required to pay any such Percentage Royalty with respect to sales at Nick & Stef’s restaurants that were opened prior to the Effective Date. Licensee further acknowledges and agrees that if after the Effective Date any of the other restaurants now owned, operated or

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managed by Patina or any Affiliate of Patina or subsequently acquired by Patina or any Affiliate of Patina (or any other Affiliate of Licensee) become or are commonly identified or considered by the public as a steakhouse, then Licensee shall become liable to pay to Licensor pursuant to the provisions of said Paragraph 5.b. a one percent (1%) Percentage Royalty on the Restaurant Sales and Non-Restaurant Sales at each of such restaurants.

3.2 The Licensee hereby acknowledges that it continues to be bound by all of the terms and provisions of the License Agreement, and represents and warrants to Licensor that the principals of Patina are reputable restaurant operators that have managed high quality, fine dining restaurants continuously during the five-year period immediately preceding the date hereof and that Patina is a nationally known reputable company active in the food service business. Based on such representation, and the representations contained elsewhere herein as to the beneficial ownership of Licensee, SWRG Parent and Patina, Licensor acknowledges that the Acquisition is expressly permitted by the first sentence of Paragraph 8.b(i) of the License Agreement.

3.3 Paragraph 8. b. of the License Agreement is hereby modified by deleting all of the text after the first “provided, however” provision thereof and replacing that language with the following: “provided, however, that if Licensee shall sell or otherwise transfer its entire business (as opposed to merely its rights under this Agreement), whether simultaneously or subsequent to any assignment permitted hereby, then this Agreement and all rights of the Licensee hereunder shall terminate simultaneously with such sale unless prior thereto, Licensee or its assignee shall furnish to Licensor then current audited financial statements demonstrating that such assignee has a net worth of not less than $20 Million (determined in accordance with generally accepted accounting principles and after giving effect to the assignment but excluding the value of the assets acquired and the liabilities assumed from Licensee).

3.4 Paragraph 12.a (iv) is hereby deleted to eliminate any prohibition on the opening of steakhouses that do not utilize the Marks.

3.5 The notice provisions set forth in Paragraph 18.e. of the License Agreement are hereby amended as follows: (a) to provide that notices to SWRG be sent to it in care of Patina Restaurant Group, LLC 120 West 45th Street, New York, New York 10036, Attention: Chief Executive Officer and that copies of all such notices be sent to: Dornbush Schaeffer Strongin & Venaglia, LLP, 747 Third Avenue, New York, New York 10017, Attention: Landey Strongin, Esq. and (b) to provide that after the Effective Date all payments to Licensor shall be made to St. James Associates, L.P. c/o Smith & Wollensky Operating Corp., 880 Third Avenue, New York, New York, 10022, Attention: Alan N. Stillman.

3.6 Paragraph 18.f of the License Agreement is hereby deleted in its entirety and replaced by the following:

”f.          Licensor hereby acknowledges that Licensee and its Affiliates are currently engaged in other business ventures and activities which could be considered to be competitive with the NY Restaurant and any other Restaurants and Grills which may hereafter be opened. Subject to the specific limitations contained in this Agreement, Licensee and its Affiliates may engage in other business ventures of every nature and description, independently or with others, including without limitation restaurant businesses in all its phases, even if the same compete with the NY Restaurant or any Restaurants or Grills, and except as expressly

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provided herein, neither Licensor nor any partner thereof shall have any rights in or claims with respect to said ventures, or the income or profits derived therefrom.”

3.7	The following definitions in the License Agreement are modified:

3.7.1    The second sentence of the definition of Affiliate contained in Paragraph 1 of the License Agreement is hereby deleted and replaced by the following: “The term “Affiliate” shall also include any limited liability company, corporation or other entity which any Affiliate of Licensee “controls”, that is (x) in the case of a corporation, where any Affiliate of Licensee possesses the power to direct the management of the entity through ownership of a majority of the voting securities, by voting trust agreement or otherwise, and (y) in the case of a partnership or limited liability company where any Affiliate of Licensee is designated as managing general partner or manager, as the case may be.”

3.7.2    The definition of Grill is modified to add, after the word “restaurant” in the first line thereof the following: “operating under the Marks and which is owned, operated or leased by Licensee or any Sublicensee or by any Affiliate of either and”.

3.7.3 The definition of Restaurant is modified to add, after the word “Sublicensee” in the second line thereof, the following: “or by any Affiliate of either”

3.8         Paragraph 18.d. is amended to provide that any arbitration proceeding provided for therein shall be held in Manhattan in the City of New York.

3.9        Paragraph 11 of the License Agreement is hereby deleted and replaced with the following:

“The parties acknowledge that it may be mutually advantageous to simultaneously advertise or promote the NY Restaurant along with the Restaurants and Grills and/or other restaurants that may be owned or operated by Licensee or its Affiliates. Licensee or its Affiliates may do so, but only after obtaining the prior written consent of Licensor, which Licensor may withhold in its sole and absolute discretion. Any request for a consent shall be accompanied by a copy of the advertisement or promotional material, the media in which it is to be used, the dates of such use, the cost thereof, and the portion of the cost which Licensee requests Licensor to bear. If Licensor shall fail to respond within ten (10) days to such request, the request shall be deemed not consented to. Notwithstanding the foregoing, if any such advertisement or promotion which is consented to by Licensor shall depict or refer to any Restaurant or Grill, whether or not the NY Restaurant is mentioned prominently, the entire cost of such promotion or advertisement shall be paid by Licensee.”

4. Ratification of License Agreement.           Except as modified by this instrument, the License Agreement is ratified, confirmed and approved.

[Balance of Page Intentionally Left Blank]

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                If the above accurately reflects our understanding as to the subject matter thereof, please so indicate by signing the enclosed copy of this letter and retuning the same to the undersigned.

Sincerely yours,

The Smith & Wollensky Restaurant Group, Inc.

By:______________________
Fortunato N. Valenti, President

The foregoing is agreed to:

St James Associates, L.P.

By: Chamblair Realty, Inc.
General Partner	.

By: _________________
Thomas J. Malmud,
President

By: Smith & Wollensky Operating Corp.

General Partner

By:____________________
Alan N. Stillman, President

Patina Restaurant Group, LLC

By_______________________

Fortunato N. Valenti, Manager

[Add Signature Block for SWRG Parent]

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EXHIBIT A—LIST OF RETAURANTS OWNED AND MANAGED BY PATINA

NEW YORK CITY

Rockefeller Center

The Rink • The Rink Bar • Rock Center Café • The Sea Grill • Cucina & Co.

MetLife Building

Café Centro • Cucina & Co. • Cucina Express • Naples 45 • Tropica

The Metropolitan Opera House at Lincoln Center

The Grand Tier Restaurant

The Seagram Building

Brasserie

The Gordon Bunshaft Building

Brasserie 8 ½

Macy's Herald Square

Macy’s Cellar Bar & Grill • Cucina & Co.

Madison Square Garden

Nick + Stef’s Steakhouse

GREATER METRO NEW YORK

Panevino Ristorante (Livingston, NJ)

DOWNTOWN LOS ANGELES

Cafe Pinot • Zucca Ristorante

Music Center of Los Angeles County

Patina • Concert Hall Café at Walt Disney Concert Hall

Kendall's Brasserie and Bar • Pinot Grill • Spotlight Cafe

Wells Fargo Center

Nick & Stef’s Steakhouse • Market Cafe

Museum Of Contemporary Art

Patinette Cafe

GREATER LOS ANGELES

eat. on sunset • lounge. on sunset • Pinot Bistro

Los Angeles County Museum of Art

Pentimento • Plaza Cafe

ORANGE COUNTY

Park Privé, an exclusive event venue • Market Cafe • Pinot Provence

Orange County Performing Arts Center

Leatherby’s Cafe Rouge • Market Cafe

Bowers Museum

Tangata

Downtown Disney® District

Catal Restaurant & Uva Bar • Naples • Napolini • Tortilla Jo's

LAS VEGAS

Pinot Brasserie at the Venetian

NORTHERN CALIFORNIA

Julia's Kitchen at COPIA • American Market Café at COPIA

Other Museums and Performing Arts Centers

Cerritos Center for Performing Arts • Descanso Gardens • Hollywood Bowl

Norton Simon Museum • San Francisco War Memorial and Performing Arts Center